UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 12, 2003

i3 Mobile, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-30175	51-0335259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

181 Harbor Drive, Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 203-353-0383

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

On September 12, 2003, i3 Mobile, Inc., a Delaware corporation (the “Company”), ACE*COMM Corporation, a Maryland corporation (“ACE*COMM”), and Ace Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of ACE*COMM (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), upon and subject to the terms and conditions of which Merger Sub will be merged (the “Merger”) with and into the Company and the Company will become a wholly owned subsidiary of ACE*COMM, with each share of the Company’s common stock, par value $.01 per share (“Company Common Stock”), being converted into the right to receive a to-be-determined number of shares of common stock of ACE*COMM, par value $.01 per share (“ACE*COMM Common Stock”). The Merger is subject to the approval of the Merger Agreement by the stockholders of the Company and the approval by the stockholders of ACE*COMM of the issuance of the ACE*COMM Common Stock in connection with the Merger. The foregoing summary of the Merger is qualified by reference to the copy of the Merger Agreement included as Exhibit 2.1 to this Current Report and incorporated herein in its entirety by reference.

As an inducement to the Company to enter into the Merger Agreement, certain stockholders (collectively, the “ACE*COMM Affiliate Agreement Stockholders”) of ACE*COMM have entered into an Affiliate Agreement, dated as of September 12, 2003 (the “ACE*COMM Affiliate Agreement”), with the Company and have, by executing the ACE*COMM Affiliate Agreement, irrevocably appointed the Company (or any nominee of the Company) as his, her or its lawful attorney and proxy. Such proxy gives the Company the limited right to vote each of the 5,762,300 shares (the “ACE*COMM Shares”) of ACE*COMM Common Stock beneficially owned, including options and warrants, by the ACE*COMM Affiliate Agreement Stockholders in all matters related to the Merger. The foregoing summary of the ACE*COMM Affiliate Agreement is qualified by reference to the copy of the form of ACE*COMM Affiliate Agreement included as Exhibit 10.1 to this Current Report and incorporated herein in its entirety by reference.

In exercising its right to vote the ACE*COMM Shares as lawful attorney and proxy of the ACE*COMM Affiliate Agreement Stockholders, the Company (or any nominee of the Company) will be limited, at every ACE*COMM stockholders’ meeting and every written consent in lieu of such meeting, to voting the ACE*COMM Shares in favor of approval of (1) the Merger and the Merger Agreement and (2) the issuance of ACE*COMM Common Stock in connection therewith. The ACE*COMM Affiliate Agreement Stockholders may vote the ACE*COMM Shares on all other matters. The ACE*COMM Affiliate Agreement terminates upon the earlier to occur of (1) such date and time as the Merger shall become effective in accordance with the terms and provisions of the Merger Agreement and (2) the date of termination of the Merger Agreement.

On September 15, 2003, the Company issued a press release announcing that it had entered into the Merger Agreement with ACE*COMM and Merger Sub. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of September 12, 2003, by and among ACE*COMM Corporation, ACE Acquisition Corporation and i3 Mobile, Inc.

10.1	ACE*COMM Corporation Affiliate Agreement, dated as of September 12, 2003, by and among i3 Mobile, Inc. and the stockholders of ACE*COMM named on Schedule I thereto.

99.1	Text of Press Release, dated September 15, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

I3 MOBILE, INC.

Date: September 17, 2003	By:	/s/ EDWARD J. FLETCHER
	Name:	Edward J. Fletcher
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of September 12, 2003, by and among ACE*COMM Corporation, ACE Acquisition Corporation and i3 Mobile, Inc.

10.1	ACE*COMM Corporation Affiliate Agreement, dated as of September 12, 2003, by and among i3 Mobile, Inc. and the stockholders of ACE*COMM named on Schedule I thereto.

99.1	Text of Press Release, dated September 15, 2003.